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                                                                   EXHIBIT 99.12


                         CONSENT OF PETROLEUM ENGINEERS


         We hereby consent to the use in the Form 10-SB being filed on behalf of TBX Resources, Inc., of our report dated _______________ relating to the oil and gas properties held by TBX Resources, Inc.

         Dallas, Texas
         April 28, 2000.






                                                  /s/ HAROLD O. NEFF
                                                  ------------------------------
                                                  HAROLD NEFF & ASSOCIATES, INC.